UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2004

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     On October 20, 2004, Kinder Morgan Energy Partners, L.P. issued a press release regarding its financial results for the quarter and nine months ended September 30, 2004 and will hold a webcast conference call on October 20, 2004 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits
(c)	Exhibits The exhibit set forth below is being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press release of Kinder Morgan Energy Partners, L.P. issued October 20, 2004

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	KINDER MORGAN G.P., INC.,
its general partner

By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: October 20, 2004	By:	/s/	JOSEPH LISTENGART
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Kinder Morgan Energy Partners, L.P. issued October 20, 2004